Equity	12 Months Ended
Dec. 31, 2014
Equity [Abstract]
Equity

17.  Equity

As of December 31, 2014, our authorized share capital consists of 350,000,000 ordinary shares with a par value of €0.01.  Our outstanding ordinary share capital as per December 31, 2014, included 212,318,291 ordinary shares.

On May 14, 2014, AerCap consummated the ILFC Transaction, pursuant to which AerCap acquired, through a wholly-owned subsidiary, 100% of the common shares of ILFC, a wholly-owned subsidiary of AIG, for consideration consisting of $2.4 billion in cash and 97,560,976 newly issued AerCap common shares. As a result, AIG owns approximately 46% of the combined company.

During 2012 the Company executed a share repurchase program under which we acquired a total number of 26,535,939 ordinary shares for a consideration of $320 million with an average share price of $12.06. All repurchased shares have been cancelled by the Board of Directors in accordance with the authorizations obtained from the Company’s shareholders.

The changes in accumulated other comprehensive loss by component for the year ended December 31, 2014 are:

	Year ended December 31, 2014
	Net change in fair value of derivatives	Net change in fair value of pension obligations	Total
	(U.S. dollars in thousands)
Beginning balance	$(4,898)	$(4,992)	$(9,890)
Current-period other comprehensive income (loss)	4,542	(1,547)	2,995
Ending balance	$(356)	$(6,539)	$(6,895)

The changes in accumulated other comprehensive loss by component for the year ended December 31, 2013 are:

	Year ended December 31, 2013
	Net change in fair value of derivatives	Net change in fair value of pension obligations	Total
	(U.S. dollars in thousands)

Beginning balance	$(9,873)	$(4,528)	$(14,401)
Current-period other comprehensive income (loss)	4,975	(464)	4,511
Ending balance	$(4,898)	$(4,992)	$(9,890)